			Exhibit 99.1
UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE

In re	Gregg Appliances, Inc.	Case No.	17-01303-11
Debtors

MONTHLY OPERATING REPORT Gregg Appliances, Inc.

INDEX TO CONDENSED FINANCIAL STATEMENTS AND SCHEDULES

CONDENSED FINANCIAL STATEMENTS			Page

Condensed Statement of Income			2
Condensed Balance Sheet			3
Condensed Statement of Cash Flows			4

SCHEDULES

Schedule 1 -	Total Disbursements		5
Schedule 2 -	Bank Reconciliations		6
Schedule 3 -	Total Disbursements to Retained Professionals		7
Schedule 4 -	Summary of Unpaid Post-Petition Debts		8
Schedule 5 -	Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld		9
Schedule 6 -	Accounts Receivable Aging		10
Schedule 7 -	Questionnaire		11

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor		Date

Signature of Joint Debtor		Date

/s/ Kevin Kovacs		5/11/2018
Signature of Authorized Individual*		Date

Kevin Kovacs		CEO/CFO
Printed Name of Authorized Individual		Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Income (unaudited)

For the Period of
April 1, 2018 to
(In Thousands)	April 30, 2018

Net Sales	$—
Cost of Goods Sold	(37)
Gross Profit/Loss	37

Operating Expenses:
Advertising Expense, Net	—
Occupancy Costs	30
Data Communications	90
Repair and Maintenance	—
Company Insurance (Non-Medical)	76
Employee Benefits	1
Wage Expense	40
Employee Services	2
Travel and Entertainment	—
Bank Transaction Fees	—
Professional Fees	244
Stock Compensation Expense (Benefit), Net	—
Gain/Loss on Early Extinguishment of Debt	—
Depreciation and Amortization	—
Administrative and Sales Expense	16
Product Services Expense	—
Bad Debts	—

Total Operating Expenses	500

Operating Income	(463)

Interest Expense, net	(58)
Other Income/(Expense)	(1)

Income Before Taxes	$(523)

Income Tax Expense/(Benefit)	—

Net Income/Loss	$(523)

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Balance Sheet (unaudited)

As of
(In Thousands)	4/30/2018

Assets
Cash	$9,362
Credit Card and Trade Accounts Receivable, Net	7,570
Accounts Receivable - Other	9,226
Merchandise Inventories	—
Prepaid Expenses and Other Assets	5,142
Income Taxes Receivable	78
Total Current Assets	31,379

Property and Equipment, Net	—
Capitalized Financing Fees, Net	—
Goodwill	—
Trademarks, Net	—
Other Assets, Net	18

Total Assets	$31,397

Liabilities and Stockholders' Deficit
Accounts Payable	11,221
Outstanding Customer Deposits, Credits, Refunds	1,560
Unredeemed Gift Card Liability	15
Other Accrued Expenses	11,649
Deferred Tax Liability	—
DIP Loans	9,766

Total Current Liabilities	$34,210

Deferred Rent	—
LT Deferred Compensation	234
Other Long-term Liabilities	107
Liabilities Subject to Compromise	196,394

Total Liabilities	$230,945

Preferred Stock	—
Common Stock	4
Accumulated Deficit	(354,099)
Treasury Stock	(150,228)
Additional Paid-in Capital	304,775
Total Stockholders' Deficit	$(198,548)

Total Liabilities and Stockholders' Deficit	$31,397

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Condensed Consolidated Statement of Cash Flows (unaudited)

For the Period of
April 1, 2018 to
(In Thousands)	April 30, 2018
Cash flows from operating activities:
Net cash provided by (used in) operating activities	$(1,676)

Cash flows from investing activities:
Purchases of property and equipment	—
Proceeds from sale of property and equipment	—
Other	—
Net cash used in investing activities	—

Cash flows from financing activities:
Net Borrowings (Repayments) on Line of Credit	(110)
(110)

Increase/(decrease) in cash and cash equivalents	(1,786)

Cash and cash equivalents at beginning of period	11,148

Cash and cash equivalents at end of period	$9,362

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements by Filed Legal Entity (unaudited)

(In Thousands)
For the Period of April 1, 2018 to April 30, 2018
Legal Entity	Case Number	Disbursements
Gregg Appliances, Inc.	17-01303-11	$1,580

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Bank Reconciliations (unaudited)

(In Thousands)
G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance	Ledger Balance	As of Date	Reconciled
1000	Master Operating Account	9174	Gregg Appliances, Inc.	Operating Account	$ 0	$ 0	4/30/2018	No
1001	Corporate Account	9505	Gregg Appliances, Inc.	Corporate AR deposit account, All retail locations depository account	$ —	$ —	4/30/2018	No
1016	Cash Concentration	9455	Gregg Appliances, Inc.	Cash Dominion	$ —	$ —	4/30/2018	No
1017	Gregg AR DIP REVOLVER	ZT08	Gregg Appliances, Inc.	Excess cash on Wells Fargo AR DIP Revolver	$ 717	$ 717	4/30/2018	Yes
1051	Disbursements	9729	Gregg Appliances, Inc.	Checking	$ —	$ (25)	4/30/2018	No
1011	Restricted - Wells Fargo Escrow	Internal Wells Fargo Account	Gregg Appliances, Inc	Legal Reserve and Escrow for Whirlpool and Electrolux Matters	$ 8,670	$ 8,670	4/30/2018	No

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Total Disbursements to Retained Professionals (unaudited)

(In Thousands)
For the Period of April 1, 2018 to April 30, 2018
Retained Professionals		Approved Amounts (1)	Disbursements
MORGAN, LEWIS & BOCKIUS LLP	Legal Services	$ 1,878	(59)
STIFEL, NICOLAUS & COMPANY INC	Bankruptcy Services	—	—
BERKELEY RESEARCH GROUP LLC	Bankruptcy Services	2,423	(65)
DONLIN, RECANO & COMPANY INC	Bankruptcy Services	—	(43)
ICE MILLER LLP	Legal Services	1,639	(71)
BINGHAM GREENEBAUM DOLL LLP	Bankruptcy Services	163	(7)
MALFITANO PARTNERS	Bankruptcy Services	66	—
COOLEY LLP	Bankruptcy Services	1,974	(87)
PROVINCE, INC.	Bankruptcy Services	530	(18)
DLA PIPER LLP US	Bankruptcy Services	—	(53)
FAEGRE BAKER DANIELS LLP	Bankruptcy Services	—	(6)
ASK LLP	Bankruptcy Services	—	(0)
GREAT AMERICAN GROUP	Bankruptcy Services	—	—

Total		$ 8,673	$(409)

(1) Approved amounts represent the amount of fees and expenses that were approved by court order for payment by the Debtors to each professional through April 2018.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Summary of Unpaid Post-Petition Debts (unaudited)
As of 4/30/2018

(In Thousands)
Gregg Appliances, Inc. (17-01303-11)
		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$(56)	$(9)	$—	$7	$2,614	$2,556
Wages Payable	19	—	—	—	—	19
Taxes Payable (1)	713	—	—	—	251	964
Rent/Leases-Building	—	—	—	—	3,776	3,776
Utilities Payable (2)	108	11	21	(2)	750	888
Insurance Reserves	1,667	—	—	—	—	1,667
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	13	101	103	148	3,025	3,389
Amounts Due to Insiders	—	—	—	—	—	—
Outstanding Customer Deposits, Credits, Refunds (2)	1,560	—	—	—	—	1,560
Unredeemed Gift Card Liability (2)	15	—	—	—	—	15
Deferred Rent	—	—	—	—	—	—
LT Deferred Compensation	234	—	—	—	—	234
Other (2)	9,610	—	—	—	107	9,717
Total Post-Petition Debts	$13,883	$102	$124	$153	$10,523	$24,785

(1) Any past due taxes payable relate to unpaid business license fees for 2017, as well as unpaid gross receipts taxes payable and any penalties charged for late payments beginning in June 2017.
(2) Aging information for payables other than trade payables is not readily available. As such, all other post-petition payables have been categorized in the Current bucket.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Schedule of Federal, State, & Local Taxes Collected, Received, Due or Witheld (unaudited)

(In Thousands)
For the Period of April 1, 2018 to April 30, 2018
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding	$ 127	$ 6	$ (133)	4/4; 4/18	WIRE	$ —
FICA - Employee	$ 25	$ 1	$ (26)	4/4; 4/18	WIRE	$ —
FICA - Employer	$ 25	$ 1	$ (25)	4/4; 4/18	WIRE	$ 0
Unemployment	$ —	$ —	$ —			$ —
Income	$ —					$ —
Total Federal Taxes	$ —	$ 8	$ (184)			$ (176)

State and Local
Withholding	$ 22	$ 2	$ (23)	4/4; 4/18	WIRE	$ —
Sales and Use	$ (26)	$ 26	$ —			$ (0)
Excise	$ —	$ —	$ —			$ —
Unemployment	$ —	$ —	$ —			$ —
Real Property	$ 3,474	$ —	$ —			$ 3,474
Personal Property	$ 1,583	$ —	$ —			$ 1,583
Other	$ 52	$ 43	$ —			$ 95
Total State and Local	$ 5,104	$ 71	$ (23)			$ 5,151

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Accounts Receivable Aging (unaudited)

(In Thousands)
As of April 30, 2018
Accounts Receivable Reconciliation	Credit Card Receivables	Trade Accounts Receivable	Total Credit Card and Trade Accounts Receivable
Total Accounts Receivable at the beginning of the reporting period	$1,904	$5,670	$7,573
+ Amounts billed during the period	—	—	$—
- Amounts collected during the period	—	(3)	$(3)
- Other Adjustments (Writeoffs/Credit Memos/Adjustments/Chargebacks/Signifyd Funding)	—	—	$—
Total Accounts Receivable at the end of the reporting period	$1,904	$5,666	$7,570

As of April 30, 2018
Accounts Receivable Aging

< 90	$ —	$ —	$—
91+	1,904	5,666	7,570
Total Accounts Receivable	1,904	5,666	7,570
Amount Considered Uncollectible	—	—	—
Accounts Receivable, Net	$1,904	$5,666	$7,570

NOTES
(1) Credit Card Receivable Aging has been estimated, as all credit card settlement was turned off in June 2017. Therefore, all balances are at least 90 days old as of 4/30/2018.
(2) No reserves have been recorded against credit card receivables.
(3) $9.2M of Accounts Receivable - Other exists at 4/30/2018 for which aging information is not readily available.
(4)  Note that the Synchrony credit card payables were settled during January 2018, and any remaining balances due to Synchrony were reclassified to Accounts Payable at that time.  Further note that no other Credit Card Receivables figures have been updated since credit cards were shut off in June 2017.

Gregg Appliances, Inc.
DEBTORS AND DEBTORS IN POSSESSION
Questionnaire

				Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.					X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X
Account Name	Purpose	Business	Acct Number	Bank Name	Date